Exhibit 32.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Formation Minerals, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended October 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott A. Cox, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

February 14, 2025

	By:	/s/ Scott A. Cox
Scott A. Cox
Chief Executive Officer, Chief Financial Officer and President